                                                                    Exhibit 10.2


                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 16, 2001, by and between CONSTELLATION 3D, INC., a Delaware corporation, with headquarters located at 805 Third Avenue, 14th Floor, New York, New York 10022 (the "Company"), and THE GLENEAGLES FUND COMPANY II, an exempted company organized and existing under the laws of the Cayman Islands, having an office at c/o Citco Fund Services (Cayman Islands) Ltd., Corporate Center, West Bay Road, P.O. Box 31106 SMB, Grand Cayman, Cayman Islands, British West Indies (together with its successors in interest and assigns or its designees, the "Purchaser").

         WHEREAS:

         A. The Company and the Purchaser entered into a Registration Rights Agreement dated as of August 13, 2001 which the parties now wish to amend and restate in its entirety;

         B. In connection with the Amended and Restated Common Stock Purchase Agreement by and between the Company and the Purchaser of even date herewith (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchaser
(i) certain shares of the Company's common stock, par value $0.00001 per share (the "Common Stock"), pursuant to an effective Registration Statement (as defined below), (ii) a Warrant (the "Warrant") to purchase 52,000 shares of Common Stock, and (iii) an Adjustment Warrant (the "Adjustment Warrant") exercisable for a number of shares of Common Stock as determined by the formula set forth therefore in the Adjustment Warrant;

         C. The Company is filing a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") pursuant to the 1933 Act (as defined below) and Rule 415 thereunder; and

         D. To induce the Purchaser to execute and deliver the Purchase Agreement, the Company has agreed to provide certain rights with respect to the Registration Statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree to amend and restate the Registration Rights Agreement dated as of August 13, 2001 to read as follows:

         1.   DEFINITIONS.
              -----------

              As used in this Agreement, the following terms shall have the following meanings:

              (a) "Holder" means the Purchaser and any transferee or assignee thereof to whom the Purchaser assigns its rights under this Agreement and the Purchase Agreement and who agrees to become bound by the provisions of this Agreement and the Purchase Agreement in accordance with Section 8.

              (b) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

              (c) "Register," "registered" and "registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

              (d) "Registered Securities" means (i) all of the shares of Common Stock issued or issuable pursuant to the Purchase Agreement (including, without limitation, the Initial Shares) and the shares of Common Stock issued or issuable upon exercise of the Warrant and the Adjustment Warrant; (ii) securities issued or issuable upon any stock split, stock dividend, recapitalization, exchange or similar event or otherwise with respect to such shares of Common Stock; and (iii) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses; in each case regardless of any limitation on the Purchaser's right or obligation to purchase the maximum number of shares of Common Stock provided for under the Purchase Agreement, the Warrant and the Adjustment Warrant.

              (e) "Registration Statement" shall mean a registration statement to be filed by the Company with the SEC pursuant to Rule 415 on Form S-3 under the 1933 Act covering the resale of the Registered Securities.

              (f) Capitalized terms used but not defined herein shall have the meanings specified in the Purchase Agreement.

          2.   REGISTRATION.
               ------------

              (a) Mandatory Registration. The Company represents, warrants and
                  ----------------------
covenants that it will file a Registration Statement on Form S-3 with the SEC, all in compliance with the 1933 Act and Rule 415(a)(1)(i) and (iii) thereunder, covering the resale by the Purchaser of the Registered Securities, on or prior to the thirty (30) day anniversary of this Agreement and use its commercially best efforts to have such Registration Statement declared effective by the SEC as soon thereafter as possible.

              (b) Counsel. Subject to Section 5 hereof, in connection with any
                  -------
offering of the Registered Securities pursuant to the Registration Statement, the Holders shall have the right to select one legal counsel to administer the interests of all the Holders in the offering. The Company shall reasonably cooperate with any such counsel.

          3.  RELATED OBLIGATIONS.
              -------------------

              At all times that the Company is obligated to maintain the Registration Statement effective, the Company will use its commercially best efforts to effect and maintain the registration of the Registered Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

              (a) The Company shall keep the Registration Statement (covering all Registered Securities) effective pursuant to Rule 415 at all times during the period beginning on the date ("Required Effective Date") on which the Registration Statement is declared effective by the SEC and ending on the later of (I) the twenty-six (26) month anniversary of the Required Effective Date,
(II) the fifth (5th) anniversary of this Agreement, and (III) the date on which all Registered Securities are able to be sold publicly by the Holder pursuant to Rule 144(k) (or any successor regulation) promulgated under the 1933 Act (collectively, the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

              (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, shall comply with the provisions of the 1933 Act with respect to the disposition of all Registered Securities of the Company covered by such Registration Statement until such time as all of such Registered Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

              (c) Subject to Section 3(h)(ii), the Company shall furnish to each Holder and one legal counsel representing all Holders without charge (i) promptly after the same is prepared and filed with the SEC, such number of copies as such Holder may reasonably request of such Registration Statement and any amendment(s) and supplements thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each prospectus supplement) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives and (ii) such other documents, including copies of any final prospectus and supplements thereto, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registered Securities owned by such Holder.

              (d) Immediately after becoming aware of the existence of such event, the Company shall notify (subject to Section 3(h)(ii)) each Holder by telephone and in writing (the "Materiality Notice") that the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Thereafter, the Company shall either:

                  (A) promptly prepare a supplement or amendment to such Registration Statement (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to
                           Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Holder (or such other number of copies as such Holder may reasonably request), or

                  (B) immediately notify the Purchaser in writing and by telephone that the Company does not intend to prepare and file such a supplement or amendment to the Registration Statement at the current time because, as certified by the president of the Company, in the good faith judgment of the Board of Directors of the Company (after consultation with its appropriate professional advisors), it would be seriously detrimental (assuming such detriment is the cause of the Materiality Notice) to the Company for such supplement or amendment to be filed in the near future and is therefore essential to defer filing of such supplement or amendment until such time (subject to the proviso in the next sentence) as such deferment is no longer essential (such notice being referred to herein as a "Suspension Notice"). Upon the Company's delivery of a Suspension Notice to the Purchaser, the Company's rights and obligations to sell Drawdown Shares to the Purchaser and the Purchaser's obligation to buy Drawdown Shares from the Company shall each be suspended until such time as (i) the Company files a supplement or amendment to the Registration Statement in accordance with clause (A) above, or (ii) the filing of such supplement or amendment is no longer necessary to render the Registration Statement and prospectus current and deliverable (the period beginning upon the delivery of a Suspension Notice and ending upon the satisfaction of clause (i) or
                           (ii) above being a "Suspension Period"); provided
                                                                    --------
                           that no such Suspension Period shall be more than ten (10) consecutive Trading Days or an aggregate of thirty (30) Trading Days in any twelve (12) month period.

              If a Suspension Notice is delivered by the Company to the Purchaser during an existing Purchase Period, that Purchase Period shall immediately terminate. The Company's obligation to deliver to the Purchaser any shares of Common Stock previously purchased by the Purchaser pursuant to the Purchase Agreement with respect to which there has not been a Closing shall not be affected or relieved in any way as a result of this Section 3(d). Without limiting the foregoing, if the Company delivers a Suspension Notice either (i) within an existing Purchase Period or (ii) within ten (10) Trading Days of the end of the previous Purchase Period, and the Purchaser has purchased shares of Common Stock which the Purchaser has not resold by the time the Suspension Notice is received, then the Purchaser may (but shall not be obligated to) resell any or all of such shares of Common Stock to the Company for cash at a price equal to the Payment Amount. Such resale shall occur on the third Trading Day after the Purchaser gives notice to the Company of its intention to resell such shares of Common Stock. The Purchaser may exercise this resale right one or multiple times.

              The Company shall immediately notify (subject to Section 3(h)(ii) below) the Purchaser in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Purchaser by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

              (e) The Company shall use its commercially best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registered Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify (subject to Section 3(h)(ii)) each Holder who holds Registered Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

              (f) Subject to Section 3(h)(ii), the Company shall permit each Holder, Inspector (as defined below) and/or Purchaser's counsel, to review and comment upon a Registration Statement and all amendments and prospectus supplements thereto at least three (3) business days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. Without limiting Section 3(h)(iii), the Company shall not submit to the SEC any Registration Statement, amendment or prospectus supplement thereto without the prior approval of such Holder or its counsel.

              (g) Subject to Section 3(h)(ii), the Company shall make available for inspection by (i) any Holder and (ii) its attorneys and accountants or other agents or Persons retained or designated by the Holders (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Holder or Inspector may reasonably request. The Purchaser agrees (to the extent it has approved receipt of non-public information pursuant to Section 3(h)(ii)) to keep confidential (and to cause its Inspectors and counsel to keep confidential and execute mutually acceptable non-disclosure agreements with the Company that are not inconsistent with the terms of the Transaction Documents) all non-public information and Records received pursuant to Section 3(h)(ii) which the Company determines in good faith to be confidential, and of which determination the Holder and Inspectors are so notified, unless such information or Records are permitted to be disclosed under the standards specified in clauses (i) to (iv) of Section 3(p) below.

              (h) Due Diligence Review. (i) Subject to Section 3(h)(ii), the
                  --------------------
Company shall make available, during normal business hours, for inspection and review by the Purchaser, its Inspectors (who may or may not be affiliated with the Purchaser), any underwriter participating in any disposition of Common Stock on behalf of the Purchaser pursuant to the Registration Statement or amendments or prospectus supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as the Purchaser may request for the purpose of such review, and cause the Company's officers, directors and employees to promptly supply all such information requested by the Purchaser or its Inspectors or any underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchaser and its Inspectors and any underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

                  (ii) Notwithstanding any other provision of any of the Transaction Documents, the Company shall not directly or indirectly disclose material nonpublic information to the Purchaser or its Inspectors unless prior to disclosure of such information the Company identifies such information as being material nonpublic information (without conveying the substance of such nonpublic information) and provides the Purchaser and its Inspectors with the opportunity to accept or refuse to accept such material nonpublic information for review; except that the Company may disclose material nonpublic information without such prior acceptance to Inspectors unaffiliated with the Purchaser who are conducting diligence at the Company's facility(ies), so long as simultaneously with such disclosure, the Company identifies to those Inspectors the portions of such information which are material and nonpublic. If material nonpublic information is provided by the Company or its representatives or advisors in violation of this Section 3(h)(ii), the Purchaser may require that the Company disclose such information to the public within 2 Trading Days of the Purchaser's demand therefore. If the Purchaser accepts such material nonpublic information, the Company will provide such information only to the Inspector designated by the Purchaser. Nothing in the Transaction Documents shall entitle the Company to withhold non-public information accepted pursuant to this Section 3(h)(ii).

                  (iii) Subject to Section 3(h)(ii), the Company will immediately notify the Inspectors and, if any, underwriters, of any event or the existence of any circumstance of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence or otherwise by any such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. In no event shall the Purchaser's Inspectors receiving nonpublic information pursuant to Section 3(h)(ii) disclose to the Purchaser the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Purchaser prior to disclosure of such information. The Purchaser's Inspectors shall make complete disclosure to the Purchaser's independent counsel of all events or circumstances constituting nonpublic information discovered by such Inspectors in the course of their due diligence upon which such Inspectors form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration

Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Purchaser's independent counsel shall consult with the Company's independent counsel (who, for all purposes of this Agreement, must be an independent law firm with substantial experience in underwritten offerings which is reasonably acceptable to the Purchaser) in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto.

              (i) Without limiting the Company's obligations under the Purchase Agreement, the Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registered Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names of the Persons as the Holders may request.

              (j) If requested by the Holders holding a majority of the Registered Securities, the Company shall (i) as soon as practical incorporate in a prospectus supplement or post-effective amendment such information as such Holders reasonably determine should be included therein relating to the sale and distribution of Registered Securities, including, without limitation, information with respect to the offering of the Registered Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of such matters to be incorporated in such prospectus supplement or post-effective amendment; and
(iii) supplement or make amendments to any Registration Statement if reasonably requested by such Holders for such matters.

              (k) The Company shall use its best efforts to cause the Registered Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registered Securities.

              (l) The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of any Registration Statement.

              (m) The Company shall comply with all applicable rules and regulations of the SEC and any other regulatory authorities of competent jurisdiction in connection with any registration hereunder.

              (n) Immediately after the Registration Statement is declared effective the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registered Securities (with copies to the Holders whose Registered Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

              (o) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of Registered Securities pursuant to a Registration Statement.

              (p) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless and except to the extent that (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is sought pursuant to a legal process, including without limitation, subpoena, interrogatory, request for documents or information, civil investigative demand, deposition or similar process, or a court of competent jurisdiction or by a governmental, quasi-governmental, regulatory or administrative entity, provided that the Company shall immediately notify such Holder of the existence, terms and circumstances of such request, and the Company shall reasonably cooperate with such Holder in attempting to (a) prevent or limit such disclosure and (b) obtain confidential treatment of any information required to be disclosed, or (iv) such information has been made generally available to the public other than by disclosure in violation of the Company's obligations under the Transaction Documents or any other agreement or otherwise. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

              (q) The Company shall engage a transfer agent and registrar for all the Registered Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

        4.    OBLIGATIONS OF THE HOLDERS.
              --------------------------

                  Each Holder agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 3(e) or the first sentence of 3(d), such Holder will immediately discontinue disposition of Registered Securities pursuant to any prospectus in the Registration Statement(s) covering such Registered Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or the first sentence of 3(d).

        5.    EXPENSES OF REGISTRATION.
              ------------------------

              All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, and fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for all the Holders shall be paid by the Company.

        6.    INDEMNIFICATION.
              ---------------

            (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, partners, employees, members, agents, representatives of, and each Person, if any, who controls, any Holder within the meaning of the 1933 Act or the Exchange Act, (each, an "Indemnified Person"), from and against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees and disbursements, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registered Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registered Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"), or (iv) enforcement of this indemnification. The Company shall reimburse the Holders and each such controlling Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for inclusion in the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) shall not be available to the extent such Claim is based on (a) a failure of the Holder to deliver or to cause to be delivered the current prospectus made available by the Company, (b) the Indemnified Person's use of an incorrect prospectus after and despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus or (c) the failure of the Indemnified Person to be registered with the SEC as a broker-dealer; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registered Securities by the Holders pursuant to Section 8.

              (b) In connection with any Registration Statement in which a Holder is participating, each such Holder agrees, severally and not jointly, to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for inclusion in such Registration Statement; and, subject to Section 6(c), such Holder will reimburse the reasonably incurred legal expenses of one counsel or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement
                          --------  -------
contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld, delayed or conditioned; provided, further, however, that the Holder shall be liable under
             --------  -------
this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net profits to such Holder as a result of the sale of Registered Securities under such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registered Securities by the Holders pursuant to Section 8. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

              (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement or threat of commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires and can reasonably establish its financial ability to meet its indemnity obligations, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an
                                                     --------  -------
Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses thereof to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Purchaser, if the Holders are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however,
                                                          --------  -------
that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

              (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

              (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.   CONTRIBUTION.
              ------------

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law or otherwise, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law or otherwise; provided, however, that: (i) no contribution shall be made under
           --------  -------
circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registered Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registered Securities who was not guilty of fraudulent misrepresentation; and
(iii) contribution by any Holder shall be limited in amount to the net amount of profits received by such Holder from the sale of such Registered Securities under such Registration Statement.

         8.   ASSIGNMENT OF REGISTRATION RIGHTS.
              ---------------------------------

              The rights under this Agreement shall be automatically assignable by any Holder in their entirety or in part to any transferee of all or any portion of the Registered Securities owned by such Holder, provided that such Holder gives prior notice to the Company of (a) the name and address of such transferee or assignee, and (b) the Registered Securities with respect to which such registration rights are being transferred or assigned, and such Holder agrees to be bound by the terms and conditions of this Agreement with respect to such Registered Securities. Notwithstanding anything to the contrary contained in the Transaction Documents, the Purchaser shall be entitled to pledge the Purchased Shares, the Warrant and the Warrant Shares in connection with a bona fide margin account.

         9.   AMENDMENT OF REGISTRATION RIGHTS.
              --------------------------------

              Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Purchaser and Holders who hold fifty percent (50%) of the Registered Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Holder and the Company.

         10.  MISCELLANEOUS.
              -------------

              (a) A Person is deemed to be a Holder of Registered Securities whenever such Person owns of record such Registered Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registered Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registered Securities.

              (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement (which must be given subject to Section 3(h)(ii)) must be in writing, must be delivered by
(i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

                   If to the Company:

                            Constellation 3D, Inc.
                            805 Third Avenue, 14th Floor
                            New York, New York 10022
                            Telephone:       212-983-1107
                            Facsimile:       212-983-1108
                            Attention:       Mr. Leonardo Berezowsky

                            with a copy to:

                            Blank Rome Comiskey & McCauley LLP
                            One Logan Square
                            Philadelphia, Pennsylvania 19103
                            Telephone:       215-569-5754
                            Facsimile:       215-569-5628
                            Attention:       Alan L. Zeiger, Esq.

                  If to the Purchaser:

                           The Gleneagles Fund Company II
                           c/o The Palladin Group, L.P.
                           195 Maplewood Avenue
                           Maplewood, New Jersey 07040
                           Telephone:       973-313-6424
                           Facsimile:       973-313-6490
                           Attention:       Mr. Maurice Hryshko

                           with a copy to:

                           Kleinberg, Kaplan, Wolff & Cohen, P.C.
                           551 Fifth Avenue, 18th Floor
                           New York, New York 10176
                           Telephone:       212-986-6000
                           Facsimile:       212-986-8866
                           Attention:       Stephen M. Schultz, Esq.

                  Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

              (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              (d) THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF NEW YORK, CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY

THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS
AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. IF ANY PROVISION OF THIS AGREEMENT SHALL BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT IN THAT JURISDICTION OR THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS AGREEMENT IN ANY OTHER JURISDICTION.

              (e) This Agreement and the Purchase Agreement and the documents contemplated hereby and thereby constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement and the documents contemplated hereby and thereby supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

              (f) Subject to the requirements of Section 8, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

              (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (h) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

              (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              (j) All consents and other determinations to be made by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Holders holding a majority of the Registered Securities.

              (k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

              (l) Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and assigns.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                PURCHASER:

CONSTELLATION 3D, INC.                  THE GLENEAGLES FUND COMPANY II


By: /s/ Leonardo Berezowsky             By: /s/ Maurice Hryshko
   ----------------------------            ----------------------------------
Name:  Leonardo Berezowsky                 Name:  Maurice Hryshko
Title: Chief Financial Officer             Title: Counsel
                                                  The Palladin Group, L.P.
                                                    Attorney-in-fact

                                    EXHIBIT A
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]

The Gleneagles Fund Company
c/o The Palladin Group, L.P.
195 Maplewood Avenue
Maplewood, New Jersey 07040
Attention:  Mr. Maurice Hryshko

                  Re:      CONSTELLATION 3D, INC.
                           ---------------------

Ladies and Gentlemen:

         We are counsel to Constellation 3D, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Amended and Restated Common Stock Purchase Agreement (the "Purchase Agreement") dated August 16, 2001 entered into by and between the Company and The Gleneagles Fund Company II (the "Purchaser") pursuant to which the Company may, from time to time, issue to the Purchaser shares of the Company's common stock, par value $.00001 per share ("Common Stock"), and has issued Warrants to purchase shares of Common Stock ("Warrant Shares") and Adjustment Warrants exercisable for shares of Common Stock ("Adjustment Shares"). On ____________ ___, 2001, the Company filed a Registration Statement on Form S-3 (File No. ___-______) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the shares of Common Stock issuable under the Purchase Agreement, the Adjustment Shares and the Warrant Shares.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge as of the date hereof, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the shares of Common Stock issued or issuable under the Purchase Agreement (including, without limitation, the Initial Shares), the Warrant Shares and the Adjustment Shares are available for issuance and sale under the 1933 Act pursuant to the Registration Statement.

                          Very truly yours,

                          [LAW FIRM]

                          By:
                             -----------------------------

cc:      Kleinberg, Kaplan, Wolff & Cohen, P.C.